--------------------------------------------------------------------------------

                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 12, 2000
                                                         ----------------


                             TRIARC COMPANIES, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                     1-2207                38-0471180
        --------                     ------                ----------
    (State or other                (Commission           (IRS Employer
    jurisdiction of                File Number)        Identification No.)
     incorporation)



            280 Park Avenue, New York, New York            10017
            ------------------------------------           -----
         (Address of Principal Executive Offices)        (Zip Code)


        Registrant's telephone number, including area code (212) 451-3000
                                                           --------------



         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


--------------------------------------------------------------------------------

Item 5.   Other Events.

As previously reported in a Current Report on Form 8-K filed by Triarc Companies, Inc. ("Triarc" and, collectively with its subsidiaries, the "Company") on September 20, 2000, Triarc announced that on September 15, 2000 it had signed a definitive agreement to sell its subsidiaries Snapple Beverage Group, Inc. ("Snapple Beverage Group"), the parent company of Snapple Beverage Corp., Mistic Brands, Inc. and Stewart's Beverages, Inc., and Royal Crown Company, Inc. ("Royal Crown") to a subsidiary of Cadbury Schweppes plc (the
"Purchaser") for approximately $910 million in cash plus the assumption of approximately $420 million of debt (the "Snapple Beverage Sale"), subject to post-closing adjustment. The transaction is expected to close in the fourth quarter of 2000, subject to antitrust filings and customary closing conditions. There can be no assurance, however, that the transaction will be consummated.

Upon completion of the transaction, the Company will continue to own its restaurant franchising business.

Copies of the Agreement and Plan of Merger, the Tax Agreement and press release relating to the sale of Snapple Beverage Group and Royal Crown were previously filed by the Company as exhibits to its Current Report on Form 8-K filed on September 20, 2000.

This Form 8-K is being filed to report certain pro forma information as set forth below in connection with the incorporation by reference of such information in a registration statement on Form S-3 to be filed by the Company with respect to the Company's Class A common stock to be issued to the holders (the "Holders") of the Company's zero coupon convertible subordinated debentures due 2018 (the "Debentures") upon any conversion by the Holders of their Debentures following the sale of Snapple Beverage Group and Royal Crown to the Purchaser. The Purchaser has agreed to assume Triarc's obligations under the Debentures; nevertheless, following this assumption, the Debentures will remain convertible into Triarc Class A common stock.

The following unaudited pro forma (i) condensed consolidated balance sheet of the Company as of July 2, 2000 and (ii) condensed consolidated statements of operations of the Company for the years ended December 28, 1997, January 3, 1999 and January 2, 2000 and the six months ended July 2, 2000 have been prepared by adjusting such financial statements, as derived from (i) the audited consolidated financial statements in Triarc's Annual Report on Form 10-K for the fiscal year ended January 2, 2000 (the "Triarc Form 10-K") and (ii) the unaudited condensed consolidated financial statements in Triarc's Quarterly Report on Form 10-Q for the fiscal quarter ended July 2, 2000 (the "Triarc Form 10-Q"). Such adjustments to the condensed consolidated balance sheet as of July 2, 2000 are to reflect Snapple Beverage Group (the Company's premium beverage business) and Royal Crown (the Company's soft drink concentrate business) as discontinued operations as of July 2, 2000. Such adjustments to the condensed consolidated statements of operations are to reflect the operations of the premium beverage business and the soft drink concentrate business as discontinued operations as of January 1, 1997. For the year ended December 28, 1997 the adjustments to the condensed consolidated statements of operations to reflect the premium beverage business as a discontinued operation include the results of Snapple Beverage Corp., acquired by the Company on May 22, 1997, and Stewart's Beverages, Inc., acquired by the Company on November 25, 1997, from their respective dates of acquisition. Such pro forma adjustments are described in the accompanying notes to the pro forma condensed consolidated balance sheet and statements of operations which should be read in conjunction with such statements. The unaudited pro forma condensed consolidated financial statements also should be read in conjunction with (i) the Company's audited consolidated financial statements and management's discussion and analysis of financial condition and results of operations appearing in the Triarc Form 10-K and (ii) the Company's unaudited condensed consolidated financial statements and management's discussion and analysis of financial condition and results of operations appearing in the Triarc Form 10-Q. The unaudited pro forma condensed consolidated financial statements do not purport to be indicative of the actual financial position or results of operations of the Company had the sale of Snapple Beverage Group and Royal Crown actually been consummated on July 2, 2000 and January 1, 1997, respectively, or of the future financial position or results of operations of the Company.

                     Triarc Companies, Inc. and Subsidiaries
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                  July 2, 2000

                                                                      As            Pro Forma
                                                                   Reported        Adjustments        Pro Forma
                                                                   --------        -----------        ---------
                                                                                 (In thousands)

ASSETS
Current assets:
   Cash and cash equivalents                                  $     153,294     $    (19,970) (a)  $     133,324
   Short-term investments                                            94,552              --               94,552
   Receivables                                                      123,205         (113,588) (a)          9,617
   Inventories                                                       85,011          (85,011) (a)            --
   Deferred income tax benefit                                       21,786          (12,703) (a)          9,083
   Prepaid expenses and other current assets                          5,864           (4,867) (a)            997
   Net current assets of discontinued operations                        --            65,045  (a)         44,026
                                                                                      (3,119) (b)
                                                                                     (17,900) (c)
                                                              -------------     ------------       -------------
       Total current assets                                         483,712         (192,113)            291,599
                                                              -------------     ------------       -------------
Investments                                                          14,256              --               14,256
Properties                                                           69,341          (29,488) (a)         39,853
Unamortized costs in excess of net assets
   of acquired companies                                            256,067         (236,882) (a)         19,185
Trademarks                                                          245,817         (239,722) (a)          6,095
Other intangible assets                                              33,327          (33,040) (a)            287
Deferred costs and other assets                                      47,942          (20,500) (a)         12,014
                                                                                      (3,745) (d)
                                                                                     (11,683) (e)
                                                              -------------     ------------       -------------
                                                              $   1,150,462     $   (767,173)      $     383,289
                                                              =============     ============       =============

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
   Current portion of long-term debt                          $      42,551     $    (39,578) (a)  $       2,973
   Accounts payable                                                  75,942          (54,722) (a)          3,320
                                                                                     (17,900) (c)
   Accrued expenses                                                 128,406          (79,195) (a)         46,092
                                                                                      (3,119) (b)
                                                              -------------     ------------         -----------
         Total current liabilities                                  246,899         (194,514)             52,385
Long-term debt                                                      855,912         (720,516) (a)         18,636
                                                                                    (116,760) (d)
Net non-current liabilities of discontinued operations                  --           231,371  (a)        332,703
                                                                                     113,015  (d)
                                                                                     (11,683) (e)
Deferred income taxes                                                98,740          (61,669) (a)         37,071
Deferred income and other liabilities                                23,592           (6,417) (a)         17,175
Forward purchase obligation for common stock                         86,186              --               86,186
Stockholders' deficit:
   Common stock                                                       3,555              --                3,555
   Additional paid-in-capital                                       204,336              --              204,336
   Accumulated deficit                                              (83,370)             --              (83,370)
   Treasury stock                                                  (198,735)             --             (198,735)
   Common stock to be acquired                                      (86,186)             --              (86,186)
   Accumulated other comprehensive deficit                             (467)             --                 (467)
                                                              -------------     ------------       -------------
         Total stockholders' deficit                               (160,867)             --             (160,867)
                                                              -------------     ------------       -------------
                                                              $   1,150,462     $   (767,173)      $     383,289
                                                              =============     ============       =============





(a) To reclassify the current and non-current assets and liabilities of the premium beverage business and the soft drink concentrate business as "Net current assets of discontinued operations" and "Net non-current liabilities of discontinued operations," respectively.

(b) To reclassify net current liabilities of discontinued operations related to the Company's former utility and municipal services and refrigeration business segments which were sold prior to 1997 and included in "Accrued expenses" to "Net current assets of discontinued operations."

(c) To reclassify current liabilities related to raw materials purchased from third party vendors by Triarc on behalf of Snapple Beverage Group and Royal Crown as "Net current assets of discontinued operations" since such liabilities are being assumed by the Purchaser.

(d) To reclassify $116,760,000 of Triarc's zero coupon convertible subordinated debentures due 2018 (the "Debentures"), net of unamortized discount $243,240,000 as of July 2, 2000, which are being assumed by the Purchaser in connection with the Snapple Beverage Sale and the related deferred debt costs of $3,745,000 to "Net non-current liabilities of discontinued operations." Such debt is included in "Net non-current liabilities of discontinued operations" since it is being assumed by the Purchaser.

(e) To reclassify the deferred financing costs accounted for by Triarc Consumer Products Group, LLC ("TCPG"), the parent company of Snapple Beverage Group, related to $300,000,000 principal amount of 10 1/4% senior subordinated notes due 2009 (the "Notes") which are being assumed by the Purchaser as "Net non-current liabilities of discontinued operations." The Notes and related accrued interest were reclassified in
       (a) above since Snapple Beverage Group was a co-obligor of the Notes and, accordingly, these obligations were included in the liabilities of the premium beverage business.

                     Triarc Companies, Inc. and Subsidiaries
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                          Year Ended December 28, 1997



                                                                  As              Pro Forma
                                                               Reported          Adjustments         Pro Forma
                                                               --------          -----------         ---------
                                                                       (In thousands, except per share data)

Revenues:
   Net sales                                                $    629,621      $   (555,425)  (a)  $     74,196
   Royalties, franchise fees and other revenues                   66,531              (298)  (a)        66,233
                                                            ------------      -------------       ------------
                                                                 696,152          (555,723)            140,429
                                                            ------------      -------------       ------------
Costs and expenses:
   Cost of sales, excluding depreciation and
     amortization related to sales                               331,391          (272,171)  (a)        59,220
   Advertising, selling and distribution                         183,221          (174,172)  (a)         9,049
   General and administrative                                     98,536           (48,034)  (a)        50,502
   Depreciation and amortization, excluding
     amortization of deferred financing costs                     27,039           (22,576)  (a)         4,463
   Charges related to post-acquisition transition,
     integration and changes to business strategies               31,815           (33,815)  (a)           --
                                                                                     2,000   (b)
   Facilities relocation and corporate restructuring
     charges                                                       7,075            (1,466)  (a)         5,609
                                                            ------------      ------------        ------------
                                                                 679,077          (550,234)            128,843
                                                            ------------      ------------        ------------
     Operating profit                                             17,075            (5,489)             11,586
Interest expense                                                 (59,069)           42,364   (a)       (16,705)
Investment income, net                                            12,737              (738)  (a)        11,999
Loss on sale of businesses, net                                   (3,513)             (576)  (a)        (4,089)
Other income, net                                                  2,688            (2,515)  (a)           173
                                                            ------------      ------------        ------------
     Income (loss) from continuing operations
       before income taxes                                       (30,082)           33,046               2,964
Benefit from (provision for) income taxes                          6,604           (10,383)  (a)        (3,059)
                                                                                       720   (e)
                                                            ------------      ------------        ------------
     Loss from continuing operations                        $    (23,478)     $     23,383        $        (95)
                                                            ============      ============        ============

Loss from continuing operations per share:

     Basic                                                  $       (.78) (f)                     $        --   (f)
                                                            ============                          ============
     Diluted                                                $       (.78) (f)                     $        --   (f)
                                                            ============                          ============


                     Triarc Companies, Inc. and Subsidiaries
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                           Year Ended January 3, 1999



                                                                As            Pro Forma
                                                             Reported        Adjustments        Pro Forma
                                                             --------        -----------        ---------
                                                                 (In thousands, except per share data)

Revenues:
   Net sales                                              $    735,436      $   (735,436) (a)  $      --
   Royalties, franchise fees and other revenues                 79,600              (977) (a)      78,623
                                                          ------------      ------------       ----------
                                                               815,036          (736,413)          78,623
                                                          ------------      ------------       ----------
Costs and expenses:
   Cost of sales, excluding depreciation and
     amortization related to sales                             387,994          (387,994) (a)         --
   Advertising, selling and distribution                       197,877          (196,649) (a)       1,228
   General and administrative                                  112,102           (56,985) (a)      55,117
   Depreciation and amortization, excluding
     amortization of deferred financing costs                   35,221           (30,305) (a)       4,916
                                                          ------------      ------------       ----------
                                                               733,194          (671,933)          61,261
                                                          ------------      ------------       ----------
     Operating profit                                           81,842           (64,480)          17,362
Interest expense                                               (67,914)           48,852  (a)     (13,031)
                                                                                   6,031  (c)
Investment income, net                                          11,823            (1,960) (a)       9,863
Gain on sale of businesses                                       5,016            (5,016) (a)         --
Other income, net                                                1,354              (876) (a)         478
                                                          ------------      ------------       ----------
     Income from continuing operations before
       income taxes                                             32,121           (17,449)          14,672
Provision for income taxes                                     (17,883)           12,828  (a)      (7,227)
                                                                                  (2,172) (e)
                                                          ------------      ------------       ----------
     Income from continuing operations                    $     14,238      $     (6,793)      $    7,445
                                                          ============      ============       ==========

Income from continuing operations per share:

     Basic                                                $        .47  (f)                    $      .25  (f)
                                                          ============                         ==========
     Diluted                                              $        .45  (f)                    $      .24  (f)
                                                          ============                         ==========


                     Triarc Companies, Inc. and Subsidiaries
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                           Year Ended January 2, 2000



                                                              As            Pro Forma
                                                           Reported        Adjustments      Pro Forma
                                                           --------        -----------      ---------
                                                                (In thousands, except per share)

Revenues:
   Net sales                                            $  770,943      $  (770,943) (a)  $       --
   Royalties, franchise fees and other revenues             83,029           (1,243) (a)       81,786
                                                        ----------      -----------       -----------
                                                           853,972         (772,186)           81,786
                                                        ----------      -----------       -----------
Costs and expenses:
   Costs of sales, excluding depreciation and
     amortization related to sales                         407,708         (407,708) (a)          --
   Advertising, selling and distribution                   201,451         (200,990) (a)          461
   General and administrative                              121,779          (60,194) (a)       61,585
   Depreciation and amortization, excluding
     amortization of deferred financing costs               35,315          (29,892) (a)        5,423
   Capital structure reorganization related charge           5,474           (3,348) (a)        2,126
   Credit related to post-acquisition transition,
     integration and changes to business strategies           (549)             549  (a)           --
   Facilities relocation and corporate restructuring
     credits                                                  (461)             158  (a)         (303)
                                                        ----------      -----------       -----------
                                                           770,717         (701,425)           69,292
                                                        ----------      -----------       -----------
     Operating profit                                       83,255          (70,761)           12,494
Interest expense                                           (84,257)          55,168  (a)       (6,260)
                                                                              7,102  (c)
                                                                             15,727  (d)
Investment income, net                                      18,468           (1,564) (a)       16,904
Gain on sale of businesses, net                                655              533  (a)        1,188
Other income, net                                            3,559           (1,276) (a)        2,283
                                                        ----------      -----------       -----------
     Income from continuing operations before
       income taxes                                         21,680            4,929            26,609
Provision for income taxes                                 (12,945)          13,173  (a)       (7,834)
                                                                             (8,062) (e)
                                                        ----------      -----------       -----------
     Income from continuing operations                  $    8,735      $    10,040       $    18,775
                                                        ==========      ===========       ===========

Income from continuing operations per share:

     Basic                                              $      .34  (f)                   $       .72  (f)
                                                        ==========                        ===========
     Diluted                                            $      .32  (f)                   $       .70  (f)
                                                        ==========                        ===========


                     Triarc Companies, Inc. and Subsidiaries
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                          Six Months Ended July 2, 2000



                                                              As              Pro Forma
                                                           Reported          Adjustments     Pro Forma
                                                           --------          -----------     ---------
                                                             (In thousands, except per share data)

Revenues:
   Net sales                                               $  414,867      $  (414,867) (a) $      --
   Royalties, franchise fees and other revenues                41,320             (642) (a)     40,678
                                                           ----------      -----------      ----------
                                                              456,187         (415,509)         40,678
                                                           ----------      -----------      ----------
Costs and expenses:
   Cost of sales, excluding depreciation and
     amortization related to sales                            217,567         (217,567) (a)        --
   Advertising, selling and distribution                      114,618         (114,443) (a)        175
   General and administrative                                  64,447          (32,270) (a)     32,177
   Depreciation and amortization, excluding
     amortization of deferred financing costs                  18,465          (15,751) (a)      2,714
   Capital structure reorganization related charges               649             (408) (a)        241
                                                           ----------      -----------      ----------
                                                              415,746         (380,439)         35,307
                                                           ----------      -----------      ----------
     Operating profit                                          40,441          (35,070)          5,371
Interest expense                                              (46,618)          29,439  (a)     (1,243)
                                                                                 3,729  (c)
                                                                                12,207  (d)
Investment income, net                                         21,488             (416) (a)     21,072
Other income, net                                                 934             (699) (a)        235
                                                           ----------      -----------      ----------
     Income from continuing operations before
       income taxes                                            16,245            9,190          25,435
Provision for income taxes                                     (8,935)           4,037  (a)    (10,513)
                                                                                (5,615) (e)
                                                           ----------      -----------      ----------
     Income from continuing operations                     $    7,310      $     7,612      $   14,922
                                                           ==========      ===========      ==========

Income from continuing operations per share:

     Basic                                                 $      .31  (f)                  $      .62  (f)
                                                           ==========                       ==========
     Diluted                                               $      .29  (f)                  $      .59  (f)
                                                           ==========                       ==========


(a) To reclassify the results of operations of the premium beverage business and the soft drink concentrate business aggregating $(24,663,000), $10,652,000, $4,727,000 and $2,709,000 for the years ended December 28,
       1997, January 3, 1999 and January 2, 2000 and the six months ended July 2, 2000, respectively, as income (loss) from discontinued operations.

(b) To reverse $2,000,000 of net intercompany transaction charges included in "Charges related to post-acquisition transition, integration and changes to business strategies" included in (a) above.

(c) To reclassify interest expense, including amortization of deferred financing costs, accounted for by Triarc on the Debentures which are being assumed by the Purchaser as income (loss) from discontinued operations.

(d) To reclassify interest expense, including amortization of deferred financing costs, accounted for by TCPG on the Notes which are being assumed by the Purchaser as income (loss) from discontinued operations. Such reclassification of interest expense on the Notes has been reduced by intercompany interest expense on related intercompany debt to TCPG aggregating $11,002,000 and $3,915,000 for the year ended January 2, 2000 and six months ended July 2, 2000, respectively. For the year ended January 2, 2000 such reclassification of interest expense has also been reduced by $1,350,000 of interest expense on the Notes which was allocated to the restaurant franchising business in the historical financial statements of the restaurant franchising business.

(e)    To reclassify  the net income tax benefit  related to adjustments in (b),
       (c) and (d) above, as applicable, at the incremental weighted average Federal and State income tax rates of 36.0% for both the years ended December 28, 1997 and January 3, 1999 and 35.3% and 35.2% for the year ended January 2, 2000 and the six months ended July 2, 2000, respectively, based on the entities to which the adjustments related as income (loss) from discontinued operations.

(f) "As reported" and "pro forma" basic and diluted income (loss) from continuing operations per share has been computed by dividing the "as reported" and "pro forma" income (loss) from continuing operations by the shares as follows (in thousands):


                                                                                                      Six Months
                                                           Year Ended    Year Ended     Year Ended       Ended
                                                          December 28,   January 3,     January 2,      July 2,
                                                              1997          1999           2000          2000
                                                              ----          ----           ----          ----
       Basic:
           Weighted average common shares
              outstanding                                      30,132         30,306      26,015        23,880
                                                               ======         ======      ======        ======

       Diluted:
           Common shares for basic income
              (loss) per share                                 30,132         30,306      26,015        23,880
           Additional common shares from
              (1) the effect of dilutive stock options
                  computed using the treasury
                  stock method and                                --           1,221         818           873
              (2) the effect of a dilutive forward
                  purchase obligation for common
                  stock                                           --             --          110           363
                                                               ------         ------      ------        ------
                                                               30,132         31,527      26,943        25,116
                                                               ======         ======      ======        ======



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TRIARC COMPANIES, INC.



Date: October 12, 2000                    By:      /s/Fred H. Schaefer
                                                  ----------------------------
                                                  Fred H. Schaefer
                                                  Vice President and
                                                  Chief Accounting Officer